EXHIBIT 10.4

                                COMMERCIAL LEASE

                                COMMERCIAL LEASE

      THIS LEASE is made between CHRIS RATTRAY, herin called Lessor, and DATA RESOURCE CONSULTING, INC., herein called Lessee.

      Lessee hereby offers to lease from Lessor the premises situated in the City of Clearwater, County of Pinellas, State of Florida, described as:

      ROOMS 205 S. MYRTLE AVE.

Upon the following terms and conditions:

1. TERM AND RENT. Lessor demises the above premises for a term of twenty-four months, commencing July 1, 2005 and terminating on June 30, 2007 with rent payable in equal monthly installments as follows:

Total: $2103.00 plus tax of $147.21 for a total payment of $2250.21 per month for a total of $54,005.04

Tenant has option of one (1) additional year at current rent plus CPI (based on 2006 CPI for Tampa Bay Area.

Last month rent of $3,317.00 is in possession of landlord.

      CHRIS RATTRAY
      213 S. MYRTLE AVENUE
      CLEARWATER, FL 33756

If Lessor does not receive rent by the 10th of any calendar month, a twelve dollar per day late fee will be applied beginning the 11th day of the month and through date of payment, and said late fee shall be considered additional rent

2. USE, SIGNS, WINDOW DISPLAYS, ETC. Lessee shall use and occupy the premises for a business office. At the request of Lessor, Lessee shall remove any items from the premises that Lessor deems unsightly or that do not match the building image desired by Lessor, within Lessor's sole discretion. These items include without limitation products visible from the outside or common areas of the premises, signs, writings, graphics, and window displays.

3. CARE AND MAINTENANCE OF PREMISES. Lessee acknowledges that the premises are in good order and repair, unless otherwise indicated herein. Lessee shall, at his own expense and at all times maintain the interior of the premises in good and safe condition and shall surrender the same, at termination hereof, in as good condition as received. Lessee shall be responsible for all repairs required to maintain the operation of said business. Lessor shall maintain the exterior of the building; air conditioning and heating units; roof; and structural foundations.

4. ALTERATIONS. Lessee shall not, without first obtaining the written consent of Lessor, make any alterations, additions or improvements in, to or about the premises.

5. ORDINANCES AND STATUTES. Lessee shall comply with all statutes, ordinances and requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the premises, occasioned by or affecting the use thereof by Lessee. Lessor shall pay all real estate taxes when due during the term of this lease.

6. ASSIGNMENT AND SUBLETTING. Lessee shall not assign this lease or sublet any portion of the premises without prior written consent of the Lessor. Lessor will not unreasonably withhold such assignment or sublease.

7. UTILITIES. All applications and connections for necessary utility services on the demised premises shall be made in the name of the Lessee only, and Lessee shall be solely liable for telephone; water; garbage and electric utility charges as they become due. Any other charges pertaining to the use of the premises by lessee shall be paid by lessee.

8. ENTRY AND INSPECTION. Lessee shall permit Lessor or Lessor's agents to enter upon the premises at reasonable times and upon reasonable notice, for the purpose of inspecting the same, and will permit Lessor at any time within thirty
(30) days prior to the termination of this lease, to place upon the premises any usual "For Lease" signs, and permit persons desiring to lease or buy the same to inspect the premises thereafter.

9. INDEMNIFICATION OF LESSOR. Lessor shall not be liable for any damage or injury to Lessee, or any other person, or to any property, occurring on the demised premises or any part thereof, and Lessee agrees to hold Lessor harmless from any claims for damages, no matter how caused.

10. INSURANCE. Lessee, at its expense, shall procure and keep in effect property insurance, as well as public liability insurance including bodily injury and property damage insuring Lessee and Lessor with minimum coverage as follows: No less than $100,000 per person and $25,000 per property damage per accident. Lessee shall provide Lessor with a Certificate of Insurance showing Lessor as additional insured. The certificate shall provide for a ten-day written notice to Lessor in the event of cancellation or material change of coverage. Lessor to provide plate glass, fire and exterior coverage for the building.

11. EMINENT DOMAIN. If the premises or any part thereof or any estate therein, or any other part of the building materially affecting Lessee's use of the premises, shall be taken by eminent domain, this lease shall terminate on the date when title vests pursuant to such taking. The rent, and any additional rent, shall be apportioned as of the termination date, and any rent paid for any period beyond that date shall be repaid to Lessee. Lessee shall not be entitled to any part of the award for such taking or any payment in lieu thereof, but Lessee may file a claim for any taking of fixtures and improvements owned by Lessee, and for moving expenses.

12. CONSTRUCTION. Lessee acknowledges that Lessor will perform construction at and around the leased premise, including but not limited to remodeling of exterior storefronts and stairwells. Said construction and remodeling shall not affect the Lessee's obligations hereunder, and any covenant of quiet enjoyment or similar obligations imposed by law on the Lessor are hereby expressly waived by the parties to effectuate the intent of this provision.

13. LESSOR'S REMEDIES ON DEFAULT. If Lessee fails to pay rent when due, or any additional rent, or defaults in the performance of any of the other covenants or conditions hereof, Lessor shall be entitled to all remedies permitted by law. In addition, Lessor shall have the right to accelerate the balance of all rental payments due. If this lease shall have been terminated by Lessor due to Lessee's default, or if this lease expires by its own terms, Lessor may at any time thereafter resume possession of the premises by any lawful means and remove Lessee or other occupants and their effects without Lessor being liable to lessee for any damages. No failure to enforce any term of this lease shall be deemed a waiver.

14. ATTORNEY'S FEES. In the case suit should be brought for recovery of the premises, or for any sum due hereunder, or because of any act which may arise out of the possession of the premises, Lessor shall be entitled to all costs incurred in connection with such action, including a reasonable attorney's fee. If Lessee brings suit against the Lessor, and Lessor is the prevailing party, Lessor shall be entitled to all costs incurred in connection with such action, including a reasonable attorney's fee.

15. NOTICES. Any notice which either party may or is required to give, shall be given by mailing the same, postage prepaid, to Lessee at the leased premises, or Lessor at the address shown above, or at such other places as may be designated by the parties in writing from time to time.

16. HEIRS, ASSIGNS, SUCCESSORS. This lease is binding upon and inures to the benefit of the heirs, assigns and successors in interest to the parties.

17. SUBORDINATION. This lease is and shall be subordinated to all existing and future liens and encumbrances against the property, and lessee agrees to sign any documents reasonably requested by Lessor pursuant to this provision.

18.   NO RECORDATION. This lease shall not be recorded by Lessee.

19. ENTIRE AGREEMENT. The foregoing constitutes the entire agreement between the parties, and may be modified only by writing signed by both parties.

Executed by Lessee on            4/26/05
                      ---------------------------
                                  Date

/s/ Laura Betterly
---------------------------------------          -------------------------------
Data Resource Consulting/Laura Betterly          Witness

Executed by Lessor on            4/19/05
                      ---------------------------
                                  Date

/s/ Chris Rattray
---------------------------------------          -------------------------------
CHRIS RATTRAY (LESSOR)                           Witness

                                COMMERCIAL LEASE

      THIS LEASE is made between CHRIS RATTRAY, herin called Lessor, and DATA RESOURCE CONSULTING, INC., herein called Lessee.

      Lessee hereby offers to lease from Lessor the premises situated in the City of Clearwater, County of Pinellas, State of Florida, described as:

      ROOMS 207 S. MYRTLE AVE.

Upon the following terms and conditions:

1. TERM AND RENT. Lessor demises the above premises for a term of twenty-four months, commencing July 1, 2005 and terminating on June 30, 2007 with rent payable in equal monthly installments as follows:

Total: $909.00 plus tax of $63.63 for a total payment of $972.63 per month for a total of $23,343.12

Tenant has option of one (1) additional year at current rent plus CPI (based on 2006 CPI for Tampa Bay Area).

No lease deposit or last month rent.

      CHRIS RATTRAY
      213 S. MYRTLE AVENUE
      CLEARWATER, FL 33756

If Lessor does not receive rent by the 5th of any calendar month, a twelve dollar per day late fee will be applied beginning the 6th day of the month and through date of payment, and said late fee shall be considered additional rent.

2. USE, SIGNS, WINDOW DISPLAYS, ETC. Lessee shall use and occupy the premises for a business office. At the request of Lessor, Lessee shall remove any items from the premises that Lessor deems unsightly or that do not match the building image desired by Lessor, within Lessor's sole discretion. These items include without limitation products visible from the outside or common areas of the premises, signs, writings, graphics, and window displays.

3. CARE AND MAINTENANCE OF PREMISES. Lessee acknowledges that the premises are in good order and repair, unless otherwise indicated herein. Lessee shall, at his own expense and at all times maintain the interior of the premises in good and safe condition and shall surrender the same, at termination hereof, in as good condition as received. Lessee shall be responsible for all repairs required to maintain the operation of said business. Lessor shall maintain the exterior of the building; air conditioning and heating units; roof; and structural foundations.

4. ALTERATIONS. Lessee shall not, without first obtaining the written consent of Lessor, make any alterations, additions or improvements in, to or about the premises.

5. ORDINANCES AND STATUTES. Lessee shall comply with all statutes, ordinances and requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the premises, occasioned by or affecting the use thereof by Lessee. Lessor shall pay all real estate taxes when due during the term of this lease.

6. ASSIGNMENT AND SUBLETTING. Lessee shall not assign this lease or sublet any portion of the premises without prior written consent of the Lessor. Lessor will not unreasonably withhold such assignment or sublease.

7. UTILITIES. All applications and connections for necessary utility services on the demised premises shall be made in the name of the Lessee only, and Lessee shall be solely liable for telephone; water; garbage and electric utility charges as they become due. Any other charges pertaining to the use of the premises by lessee shall be paid by lessee.

8. ENTRY AND INSPECTION. Lessee shall permit Lessor or Lessor's agents to enter upon the premises at reasonable times and upon reasonable notice, for the purpose of inspecting the same, and will permit Lessor at any time within thirty
(30) days prior to the termination of this lease, to place upon the premises any usual "For Lease" signs, and permit persons desiring to lease or buy the same to inspect the premises thereafter.

9. INDEMNIFICATION OF LESSOR. Lessor shall not be liable for any damage or injury to Lessee, or any other person, or to any property, occurring on the demised premises or any part thereof, and Lessee agrees to hold Lessor harmless from any claims for damages, no matter how caused.

10. INSURANCE. Lessee, at its expense, shall procure and keep in effect property insurance, as well as public liability insurance including bodily injury and property damage insuring Lessee and Lessor with minimum coverage as follows: No less than $100,000 per person and $25,000 per property damage per accident. Lessee shall provide Lessor with a Certificate of Insurance showing Lessor as additional insured. The certificate shall provide for a ten-day written notice to Lessor in the event of cancellation or material change of coverage. Lessor to provide plate glass, fire and exterior coverage for the building.

11. EMINENT DOMAIN. If the premises or any part thereof or any estate therein, or any other part of the building materially affecting Lessee's use of the premises, shall be taken by eminent domain, this lease shall terminate on the date when title vests pursuant to such taking. The rent, and any additional rent, shall be apportioned as of the termination date, and any rent paid for any period beyond that date shall be repaid to Lessee. Lessee shall not be entitled to any part of the award for such taking or any payment in lieu thereof, but Lessee may file a claim for any taking of fixtures and improvements owned by Lessee, and for moving expenses.

12. EARLY TERMINATION: Lessee can terminate this lease with a minimum notice of 60 days after January 1, 2004.

13. LESSOR'S REMEDIES ON DEFAULT. If Lessee fails to pay rent when due, or any additional rent, or defaults in the performance of any of the other covenants or conditions hereof, Lessor shall be entitled to all remedies permitted by law. In addition, Lessor shall have the right to accelerate the balance of all rental payments due. If this lease shall have been terminated by Lessor due to Lessee's default, or if this lease expires by its own terms, Lessor may at any time thereafter resume possession of the premises by any lawful means and remove Lessee or other occupants and their effects without Lessor being liable to lessee for any damages. No failure to enforce any term of this lease shall be deemed a waiver.

14. ATTORNEY'S FEES. In the case suit should be brought for recovery of the premises, or for any sum due hereunder, or because of any act which may arise out of the possession of the premises, Lessor shall be entitled to all costs incurred in connection with such action, including a reasonable attorney's fee. If Lessee brings suit against the Lessor, and Lessor is the prevailing party, Lessor shall be entitled to all costs incurred in connection with such action, including a reasonable attorney's fee.

15. NOTICES. Any notice which either party may or is required to give, shall be given by mailing the same, postage prepaid, to Lessee at the leased premises, or Lessor at the address shown above, or at such other places as may be designated by the parties in writing from time to time.

16. HEIRS, ASSIGNS, SUCCESSORS. This lease is binding upon and inures to the. benefit of the heirs, assigns and successors in interest to the parties.

17. SUBORDINATION. This lease is and shall be subordinated to all existing and future liens and encumbrances against the property, and lessee agrees to sign any documents reasonably requested by Lessor pursuant to this provision.

18.   NO RECORDATION. This lease shall not be recorded by Lessee.

19. PARKING. Tenant will park off site where possible. One space in rear of building and one in front of unit will be available for employees.

20. ENTIRE AGREEMENT. The foregoing constitutes the entire agreement between the parties, and may be modified only by writing signed by both parties.

Executed by Lessee on           4/26/05
                      ---------------------------
                                 Date

/s/ Laura Betterly
---------------------------------------          -------------------------------
Data Resource Consulting/Laura Betterly          Witness

Executed by Lessor on           4/19/05
                      ---------------------------
                                 Date

/s/ Chris Rattray
---------------------------------------          -------------------------------
CHRIS RATTRAY (LESSOR)                           Witness

                                COMMERCIAL LEASE

      THIS LEASE is made between JOHN & HARRIET TSETSEKAS, herin called Lessor, and DATA RESOURCE CONSULTING, INC, herein called Lessee.

      Lessee hereby offers to lease from Lessor the premises situated in the City of Clearwater, County of Pinellas, State of Florida, described as:

      ROOM 211 S. MYRTLE AVE.

Upon the following terms and conditions:

1.    TERM  AND  RENT.   Lessor  demises  the  above  premises  for  a  term  of
twenty-three months, commencing August 15, 2005 and terminating on June 30, 2007 with rent payable in equal monthly installments as follows:

August 15, 2005 - June 30, 2006 Total: $535.00 plus tax of $37.45 for a total payment of $572.45 per month for a total of $6296.95. Last month rent deposit of $599.20. Pro-rated 1st month with keys to be given on August 8th.

July 1, 2006 - June 30, 2007: Total: $560.00 plus tax of $39.20 for a total payment of $599.20 per month for a total of $7190.45.

TENANT OPTION YEAR. July 1, 2007- June 30, 2008: Total: $590.00 plus tax of $41.30 for a total payment of $631.20 per month for a total of $7575.60.

      JOHN & HARRIET TSETSEKAS
      400 ISLAND WAY #1604
      CLEARWATER, FL 33767

If Lessor does not receive rent by the 10th of any calendar month, a twelve dollar per day late fee will be applied beginning the 11th day of the month and through date of payment, and said late fee shall be considered additional rent.

2. USE, SIGNS, WINDOW DISPLAYS, ETC. Lessee shall use and occupy the premises for a business office. At the request of Lessor, Lessee shall remove any items from the premises that Lessor deems unsightly or that do not match the building image desired by Lessor, within Lessor's sole discretion. These items include without limitation products visible from the outside or common areas of the premises, signs, writings, graphics, and window displays.

3. CARE AND MAINTENANCE OF PREMISES. Lessee acknowledges that the premises are in good order and repair, unless otherwise indicated herein. Lessee shall, at his own expense and at all times maintain the interior of the premises in good and safe condition and shall surrender the same, at termination hereof, in as good condition as received. Lessee shall be responsible for all repairs required to maintain the operation of said business. Lessor shall maintain the exterior of the building; air conditioning and heating units; roof; and structural foundations.

4. ALTERATIONS. Lessee shall not, without first obtaining the written consent of Lessor, make any alterations, additions or improvements in, to or about the premises.

5. ORDINANCES AND STATUTES. Lessee shall comply with all statutes, ordinances and requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the premises, occasioned by or affecting the use thereof by Lessee. Lessor shall pay all real estate taxes when due during the term of this lease.

6. ASSIGNMENT AND SUBLETTING. Lessee shall not assign this lease or sublet any portion of the premises without prior written consent of the Lessor. Any such assignment or subletting without consent shall be void, at the option of the Lessor, Lessor may terminate this lease.

7. UTILITIES. All applications and connections for necessary utility services on the demised premises shall be made in the name of the Lessee only, and Lessee shall be solely liable for telephone; water and electric utility charges as they become due. Any other charges pertaining to the use of the premises by lessee shall be paid by lessee.

8. ENTRY AND INSPECTION. Lessee shall permit Lessor or Lessor's agents to enter upon the premises at reasonable times and upon reasonable notice, for the purpose of inspecting the same, and will permit Lessor at any time within thirty
(30) days prior to the termination of this lease, to place upon the premises any usual "For Lease" signs, and permit persons desiring to lease or buy the same to inspect the premises thereafter.

9. INDEMNIFICATION OF LESSOR. Lessor shall not be liable for any damage or injury to Lessee, or any other person, or to any property, occurring on the demised premises or any part thereof, and Lessee agrees to hold Lessor harmless from any claims for damages, no matter how caused.

10. INSURANCE. Lessee, at its expense, shall procure and keep in effect property insurance, as well as public liability insurance including bodily injury and property damage insuring Lessee and Lessor with minimum coverage as follows: No less than $100,000 per person and $25,000 per property damage per accident. Lessee shall provide Lessor with a Certificate of Insurance showing Lessor as additional insured. The certificate shall provide for a ten-day written notice to Lessor in the event of cancellation or material change of coverage. Lessor to provide plate glass, fire and exterior coverage for the building.

11. EMINENT DOMAIN. If the premises or any part thereof or any estate therein, or any other part of the building materially affecting Lessee's use of the premises, shall be taken by eminent domain, this lease shall terminate on the date when title vests pursuant to such taking. The rent, and any additional rent, shall be apportioned as of the termination date, and any rent paid for any period beyond that date shall be repaid to Lessee. Lessee shall not be entitled to any part of the award for such taking or any payment in lieu thereof, but Lessee may file a claim for any taking of fixtures and improvements owned by Lessee, and for moving expenses.

12. CONSTRUCTION. Lessee acknowledges that Lessor will perform construction at and around the leased premise, including but not limited to remodeling of exterior storefronts and stairwells. Said construction and remodeling shall not affect the Lessee's obligations hereunder, and any covenant of quiet enjoyment or similar obligations imposed by law on the Lessor are hereby expressly waived by the parties to effectuate the intent of this provision.

13. LESSOR'S REMEDIES ON DEFAULT. If Lessee fails to pay rent when due, or any additional rent, or defaults in the performance of any of the other covenants or conditions hereof, Lessor shall be entitled to all remedies permitted by law. In addition, Lessor shall have the right to accelerate the balance of all rental payments due. If this lease shall have been terminated by Lessor due to Lessee's default, or if this lease expires by its own terms, Lessor may at any time thereafter resume possession of the premises by any lawful means and remove Lessee or other occupants and their effects without Lessor being liable to lessee for any damages. No failure to enforce any term of this lease shall be deemed a waiver.

14. ATTORNEY'S FEES. In the case suit should be brought for recovery of the premises, or for any sum due hereunder, or because of any act which may arise out of the possession of the premises, Lessor shall be entitled to all costs incurred in connection with such action, including a reasonable attorney's fee. If Lessee brings suit against the Lessor, and Lessor is the prevailing party, Lessor shall be entitled to all costs incurred in connection with such action, including a reasonable attorney's fee.

15. NOTICES. Any notice which either party may or is required to give, shall be given by mailing the same, postage prepaid, to Lessee at the leased premises, or Lessor at the address shown above, or at such other places as may be designated by the parties in writing from time to time.

16. HEIRS, ASSIGNS, SUCCESSORS. This lease is binding upon and inures to the benefit of the heirs, assigns and successors in interest to the parties.

17. SUBORDINATION. This lease is and shall be subordinated to all existing and future liens and encumbrances against the property, and lessee agrees to sign any documents reasonably requested by Lessor pursuant to this provision.

18.   NO RECORDATION. This lease shall not be recorded by Lessee.

19. ENTIRE AGREEMENT. The foregoing constitutes the entire agreement between the parties, and may be modified only by writing signed by both parties.

Executed by Lessee on      8/4/05
                      ---------------
                            Date

/s/ Laura Betterly
---------------------------------------             ---------------------------
Data Resource Consulting/Laura Betterly             Witness

Executed by Lessor on      8-3-05
                      ---------------
                            Date

/s/ John & Harriet Tsetsekas
---------------------------------------             ---------------------------
John & Harriet Tsetsekas                            Witness